Prospectus Supplement	April 16, 2007

PUTNAM PRIME MONEY MARKET FUND Prospectuses dated January 30, 2007

How do I buy fund shares?--Payments to dealers is supplemented by revising the definition of the term “dealer” also to include an entity that provides information about the fund to its clients and a service provider that enters into an agreement to license software or provide other technology or services to Putnam Retail Management in order to facilitate the acceptance of orders directly from shareholders; and

How do I buy fund shares?--Payments to dealers—Program servicing payments is supplemented by revising the description of services for which dealers may receive program servicing payments also to include providing technology or otherwise facilitating trading and the dissemination of information about the fund.

PUTNAM INVESTMENTS	243705	4/07